Exhibit 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ThermoGenesis Corp. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Philip
H. Coelho, Chief Executive Officer and Renee M. Ruecker, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

               (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information  contained in the Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.


Dated: November 11, 2003                           /s/Philip H. Coelho
                                                   -----------------------------
                                                   Philip H. Coelho,
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)



                                                   /s/Renee M. Ruecker
                                                   -----------------------------
                                                   Renee M. Ruecker,
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)